CORPORATE CORPORATE PRESENTATION PRESENTATION OCTOBER 2007 OCTOBER 2007 CORPORATION NASDAQ: REXX Exhibit 99.1

Forward-Looking Statements
This document contains forward-looking statements. All statements other than statements of historical facts included in this document, including but not limited to, statements regarding our future financial position, business strategy, budgets, projected costs, savings and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe”
or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in those statements include, among others, (i) the quality of our properties with regard to, among other things, the existence of reserves in economic quantities, (ii)
uncertainties about the estimates of reserves, (iii) our ability to increase our production and oil and natural gas income through exploration and development, (iv) our ability to successfully apply horizontal drilling techniques and tertiary recovery methods, (v) the number of well locations to be drilled and the time frame within which they will be drilled, (vi) the timing and extent of changes in commodity prices for crude oil and natural gas, (vii) domestic demand for oil and natural gas, (viii) drilling and operating risks, (ix) the availability of equipment, such as drilling rigs and transportation pipelines, (x) changes in our drilling plans and related budgets, and (xi) adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

REX ENERGY CORPORATION KEY STATISTICS
REX ENERGY CORPORATION KEY STATISTICS
Listing NASDAQ: REXX
Senior Debt Approx. $18 million
Debt Available on Line of Credit $57 million
Total Assets Approx. $250 million
Shares Outstanding 30.8 million
Market Cap
1
Approx. $250 - $300 million
Debt to Market Cap Ratio Approx. 6%
Proved Reserves
2
14.5 MMBOE
% Oil 81%
% Proved Developed 77%
Current Net Daily Production Approx. 2,800 BOEPD
Total Acreage 394,000 gross (170,000 net)
Total Potential Reserves
3
157 MMBOE
1. Based on stock price range  of $8.00 -$10.00 and 30,794,702 shares outstanding.
2. Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2007.
3. Includes 14.5 MMBOE of proven reserves as of December 31, 2007 and 143 MMBOE in non-proven reserves

BRIDGEPORT, IL
OFFICE
STATE COLLEGE, PA
CORPORATE HEADQUARTERS
CANONSBURG, PA
OFFICE
MIDLAND, TX
OFFICE

Southwest Region Southwest Region
• Average Net Production
(1)
(BOE per day): 245
• Total Proved Reserves
(2)
(MMBOE): 2.0
• Pre-Tax PV-10
(2)
(in millions) $17.1
• Several active drilling projects
Illinois Basin Illinois Basin
• Average Net Production
(1)
(BOE per day): 2,081
• Total Proved Reserves
(2)
(MMBOE): 10.8
• Pre-Tax PV-10
(2)
(in millions) $165.5
• Long-life oil properties
• New Albany Shale Drilling on over 270,000 gross
acres
• Tertiary Recovery (ASP) Project with 84 MMBOE
in net potential reserves
Appalachian Basin Appalachian Basin
• Average Net Production
(1)
(MMcfd): 1.9
• Total Proved Reserves
(2)
(Bcf): 10.2
• Pre-Tax PV-10
(2)
(in millions) $17.7
• 50,000 gross acres (37,000 net)
• 150-200 Developmental Drilling Locations
• Marcellus Shale Drilling Potential
1. As ofJune 30, 2007
2. Prepared by Netherland Sewell & Associates as of December 31, 2007
COMPANY OVERVIEW
COMPANY OVERVIEW

Enhanced
Oil Recovery
Lawrence Field
ASP Project
Shale Drilling Projects
- 300-500 Potential Marcellus Shale Locations
- 800 Potential New Albany Shale Locations
Developmental Projects
- 150 – 200 Shallow Appalachian Well Locations
- 500 Shallow Oil Well Drilling & Recompletion Locations
- 20-30 Permian Basin Drilling & Recompletion Locations
Proven Reserves
- 81% Oil
- 77% Proved Developed

BUILT IN FUTURE GROWTH WITH STABLE FOUNDATION
BUILT IN FUTURE GROWTH WITH STABLE FOUNDATION
158 Mmboe Net Un-risked Reserve Potential
158 Mmboe Net Un-risked Reserve Potential
84 Million BOE
84 Million BOE
1, 2
50 Million BOE
50 Million BOE
1, 2
9 Million BOE
9 Million BOE
1, 2
14.5 Million BOE
14.5 Million BOE
2,3
1. Net Unrisked  Non-Proven Reserves
2. Natural Gas converted to Barrels of Oil Equivalent using a 6:1 ratio
3. Prepared by Netherland Sewell & Associates as of December 31, 2007

Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
2004
2005
2006
YTD JUN-07

Millions
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2004
2005
2006
YTD JUN-07

MBOE
800
700
600
500
400
300
200
100
0
2004
2005
2006
YTD JUN-07

MMBOE
16
14
12
10
8
6
4
2
0
2004
2005
2006

Revenue Growth
Production Growth
EBITDAX Growth
Proved Reserves Growth
1. Revenue excluding unrealized gains or losses from hedges
2. Compound Annual Growth Rate
HISTORICAL HIGHLIGHTS
HISTORICAL HIGHLIGHTS
CAGR
2
= 69%
1
CAGR
2
= 80%
CAGR
2
= 43%
CAGR
2
= 88%

Significant Reserve Base with Stable Production
-
14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
-
Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
-
Lawrence Field ASP Flood Project in Illinois
-
New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
-
Natural gas drilling opportunities, including the Marcellus Shale, in the Appalachian Basin
-
Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
-
Nine active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
-
6% debt to market capitalization ratio with approximately $18 million in total debt
-
Cash flows able to fund significant portion of planned capital expenditures
-
$200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
-
Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
-
Technical team of geologists and engineers average over 20 years of experience
-
17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
-
Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

ILLINOIS
INDIANA
FAIRBANKS
ST. JAMES
NEW ALBANY KNOX AMI
NEW ALBANY WABASH AMI
LAWRENCE
BRIDGEPORT (OFFICE)
GRIFFIN CONSOLIDATED
WELBORN CONSOLIDATED

REX ENERGY

The largest oil producer in the Illinois Basin with gross
daily production of approximately 2,800 barrels per day
Wells produce 30 to 50 years
Drilling success rates of greater than 99% in shallow
zones
ASP Flood project in Lawrence Field
– Total net potential reserves of 84 MMBOE
Over 270,000 gross acres (89,000 net) in southern
Indiana, being developed for the New Albany Shale
Several ongoing shallow oil developmental drilling
projects with over 500 PUD & PDNP locations with
multiple non-proved offset locations
Avg. Well Depth: 1,500 feet
Avg. Well Cost: $120,000
Avg. Net Reserves per Well: 12,000 Bbls
Avg. Finding & Development Costs: $10.00 per
Bbls
ILLINOIS BASIN OPERATIONS
ILLINOIS BASIN OPERATIONS
Proved Reserves
12/31/06 Proved
Reserves:
10.8 MMBbls
2
nd
Quarter 2007 Average
Daily Net Production:
2,081 Bbls
Reserve Life: 18 yrs.
% Crude Oil: 100%

Implementing an ASP Flood project in the
Cypress and Bridgeport Sandstone
reservoirs of the Lawrence Field acreage
– Own and operate 21.2 square miles
(approximately 13,500 net acres),
accounting for approximately 85% of the
current total gross production from this
field
– Estimated original oil in place of 1 billion
barrels with approximately 400 million
barrels of oil produced to date
– The Cypress (Mississippian) and the
Bridgeport (Pennsylvanian) sandstones
are the major producing horizons in the
field
– Two successful surfactant-polymer pilot
tests in the field to date (one each in the
Cypress and Bridgeport Zones)
ASP Flood is an Enhanced Oil Recovery
(“EOR”) project
LAWRENCE FIELD ASP PROJECT
LAWRENCE FIELD ASP PROJECT
Typical Field Recovery, % of Original Oil in Place¹
1. Typical primary and secondary recovery of OOIP from the Bridgeport and Cypress formations as estimated by the US DOE, with tertiary recovery based on EOR project results in the Lawrence Field.
Remaining
Unrecoverable
Oil (with
current
technologies)
Primary
Recovery
10%-20%
Secondary
Recovery
20%-30%
EOR/Tertiary Recovery
15%-30%

Alkali
(Soda Ash)
Used to reduce interfacial tension
Surfactant
(Soap)
Used to reduce interfacial tension
Polymer
(thickening agent)
Improves sweep efficiency
Increased recovery of remaining oil in place

ASP technology uses similar
mechanisms to mobilize bypassed
residual oil as previous surfactant
polymer floods conducted in the
1960s, 70s and 80s but at
significantly lower costs
The process has been applied in
numerous fields around the world
resulting in significant incremental
recoveries of oil
Chemicals used in the ASP flood
are:
–
An alkali (NaOH or Na2CO3),
–
A surfactant, and
–
A polymer (Polyacrylamide)
THE ASP (ALKALI-SURFACTANT-POLYMER) PROCESS
THE ASP (ALKALI-SURFACTANT-POLYMER) PROCESS

400
300
200
100
0
Jan-82
Jan-84
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98

REX ENERGY

ILLINOIS BASIN SURFACTANT POLYMER FLOODS
ILLINOIS BASIN SURFACTANT POLYMER FLOODS
During the 1960s through the 1980s Marathon, Texaco, Exxon and Shell developed a number of surfactant-polymer projects in the Illinois Basin; Marathon, using their patented Maraflood© process, developed most of these projects
Most of the projects demonstrated technical success by producing incremental oil of 15-25% of original oil in place, however, the chemical cost per incremental barrel of oil ranged from $10-$25 due to the high quantity of surfactant used at a time when oil prices were low
In the 1980’s Marathon conducted a 25-acre, micellar polymer project on our Robins lease within the
13,500 acres of the Lawrence Field we own
Lawrence Field Robbins Lease Maraflood© Surfactant Polymer Flood Project
After many years of
waterflooding, production on
the lease had declined to 7
BOPD and with a 99%
watercut
During the six year period of
the surfactant polymer
injection, the production rose
to 370 BOPD and the oil cut
increased from 1% to 21%
The project produced an
estimated 459,000
incremental barrels from
25 acres within the
13,500 acres of the
Lawrence Field owned
by Rex Energy.

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Gross Barrels per Day
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Year
Current Avg. Daily Gross Production
ASP Avg. Daily Production
Total Daily Production

REX ENERGY

12 LAWRENCE FIELD ASP FLOOD PROJECTED PRODUCTION PLOT LAWRENCE FIELD ASP FLOOD PROJECTED PRODUCTION PLOT

Over 270,000 gross (89,000 net) acres
Over 800 potential gross locations based on 320 acre
spacing
Natural fractures believed to provide effective reservoir
permeability
Gas stored as free gas in fractures and adsorbed gas on
kerogen and clay surfaces
Interest in the potential of the New Albany Shale has
increased recently with application of horizontal well
techniques
Participated in 12 wells to date
Gross well costs of approximately $800K
Targeting reserves of 1.1 Bcf per well
Continuing to refine drilling, stimulation & completion
techniques
Indiana
Ohio
Kentucky
New Albany Shale
NEW ALBANY SHALE PROJECT SUMMARY
NEW ALBANY SHALE PROJECT SUMMARY

1
2
3
4
5
6
7
Counties with Rex Energy New Albany Shale Acreage
9
3
NEW ALBANY SHALE ACREAGE & PROJECT AREAS
NEW ALBANY SHALE ACREAGE & PROJECT AREAS
1. Rex/Aurora Pilot (Knox County)
2. Rex/Aurora Pilot (Greene County)
3. El Paso/Pogo Pilot (Davies & Martin Counties)
4. Diversified Operating Pilot (Pike County)
5. Rex/El Paso/Aurora Bogard Well (Greene County)
6. Quicksilver NAS Field Area (Harrison County)
7. Noble Energy Pilots (Sullivan County)
8. Pioneer Oil Company (Owen County)
Acreage Summary Project Map
Project Name Counties
Average
Working
Interest
Gross
Acres Operator
Eastern Knox Knox 40.0% 18,000 Rex Energy
Western Knox Knox 26.8% 40,800 Rex Energy
Wabash
Greene,
Sullivan, Clay
& Owen 29.1% 113,265
Aurora Oil & Gas
(Rex Energy
managing drilling
operations)
Lawrence
Washington,
Lawrence,
Jackson &
Orange 29.8% 70,000
Aurora Oil & Gas
(Rex Energy
managing drilling
operations)
Bogard Greene 10.1% 8,735
El Paso
Exploration &
Production Co.
Other Areas
Held by Rex
Production
Posey,
Gibson, &
Gallatin (IL) 65.7% 20,700 Rex Energy
Total 271,500

WARREN
MERCER
STATE COLLEGE, PA
HEADQUARTERS
DOUGLAS WESTMORELAND
DERRY
CANONSBURG, PA (OFFICE)
FAYETTE - HIGHHOUSE AMI
PENNSYLVANIA
WEST
VIRGINIA

APPALACHIAN OPERATIONS
APPALACHIAN OPERATIONS
544 gross producing natural gas wells with
net average daily production of
approximately 1.9 MMcf
Wells produce 30 to 50 years
Drilling success rates of greater than 98%
in shallow zones
Premium pricing of $0.10-$0.65 per MMbtu
Low costs of operation
The Basin remains largely unexplored for
reserves below 6,000 feet; Shallow wells
(3,000-5,000 feet deep) typically drilled on
40 acre spacing
Marcellus Shale potential on over 50,000
gross acres
Two active developmental drilling projects
with 150-250 drilling locations as of 2
nd
quarter 2007
Gross Well Costs Approx: $220K
Gross Well Reserves: 130-200 MMcf
Westmoreland Field
• 100% WI in 73 producing wells
and infrastructure
• 125-150 additional locations
targeting Upper Devonian
Sands on 2,100 undeveloped
acres
• 100% success rate on 30 wells
drilled since 2004
Fayette Field
• 16% avg. WI in 122 producing wells
• JV with Range Resources
• 30-100 drilling locations on 12,900
(3,000 net) undeveloped acres
• Target – Berea, Fifth, Warren and
Speechley Bradford Sands
• 96% success rate on 24 wells drilled
in 2006
Proved Reserves
12/31/06 Proved Reserves: 10.2 Bcf
2nd Quarter 2007 Average Daily
Production: 1.9 MMcf
Reserve Life: 25 yrs.
% Natural Gas: 100%

MERCER
STATE COLLEGE, PA
HEADQUARTERS
CANONSBURG, PA (OFFICE)
PENNSYLVANIA
WEST
VIRGINIA

REX ENERGY

We currently own 53,000 gross (37,000 net) acres in
Western Pennsylvania where active exploration for the
Devonian (Marcellus) Shale is ongoing
The Marcellus Shale is a black, organic rich shale
formation located at depths between 7,000 and 8,500
feet and ranges in thickness from 100 to 150 feet
Range Resources Corporation (NYSE: RRC) and Atlas
Energy Resources, LLC (NYSE: ATN) have
announced successful tests
87% of acreage held by production with infrastructure
in place allowing us to observe others success &
drilling process refinement before exploring
Currently leasing additional acreage
Targeting Vertical Wells:
Gross Well Costs: $800-$900K
Gross Well Reserves: 0.6 – 1 Bcf
Well Spacing : 40-160 acre
MARCELLUS SHALE PROJECT SUMMARY
MARCELLUS SHALE PROJECT SUMMARY
Estimated Marcellus Shale Main Fairway

118 gross producing wells in Texas
and New Mexico
Numerous opportunities in each
field due to large number of
productive formations in this prolific
basin
Net production of approximately 1.5
MMcfe per day of natural gas
equivalent
Five producing field acquisitions in
the last 24 months
Seven active developmental,
exploratory drilling and
redevelopment projects with 3
MMBOE Net Unrisked Reserve
Potential .
SOUTHWEST REGION OPERATIONS
SOUTHWEST REGION OPERATIONS
Bison Project
Pecan Station Project East Carlsbad Field
Azalea Field
N. Crows Nest Project
Preist-Beavers Project
Allison Field
New Batson Field
Dare I Cook & Hope Fields
Proved Reserves
12/31/06 Proved Reserves: 11.7 Bcfe
2
nd
Quarter 2007 Average Daily
Production: 1.5 MMcf
Reserve Life: 21 yrs.
% Natural Gas: 58%

CURRENT SOUTHWEST REGION UPSIDE PROJECTS
CURRENT SOUTHWEST REGION UPSIDE PROJECTS
New Batson Field
• 29 well workover project
• Testing radial jet horizontal drilling
• Miocene and Frio drilling potential
• 230 MBOE Net Unrisked Reserve
Potential
Dare I Cook & Hope
Fields
• Waterflood
redevelopment project
• Hope Sand Drilling
Potential
• 1 MMBOE Net Unrisked
Drilling Potential
Pecan Station Project
• Strawn drilling project
• 292 MBOE Net
Unrisked Reserve
Potential
East Carlsbad Field
• Several workover opportunities
• Cisco/Wolfcamp Increased
density drilling
• 541 MBOE Net Unriisked Reserve
Potential
Allison Field
• Fussleman recompletion
opportunity
• Leonard & Connell Drilling
Opportunities
• 220 MBOE Net Unrisked
Reserve Potential
Azalea Field
• Waterflood Installation Project
• Downspacing
• 586 MBOE Net Unrisked
Reserve Potential
Preist-Beavers Project
• Queen Sand drilling prohect
• 10 well  potential well locations
• 502 MBOE Net Unrisked  Reserve
Potential

BUILT-IN FUTURE GROWTH
BUILT-IN FUTURE GROWTH
Project Net Acreage Net Un-Risked
Reserve
(1)
Potential
Activity
Lawrence Field ASP
Project
13,500 acres 84 MMBOE Pilot wells drilled; injection to
begin Dec-07 or Jan-08
New Albany Shale 89,000 acres 240 Bcf
(40 MMBOE)
12 Wells drilled; Currently testing
stimulation  techniques;
Marcellus (Devonian)
Shale
39,000 acres 60 Bcf
(10 MMBOE)
Leasing;  Plan to test in Q4 2007
or  Q1 2008
Appalachian Basin
Shallow Conventional
Drilling
34,000 acres 17 Bcf
(3 MMBOE)
30-35 wells planned for 2007; 13
drilled through June 2007.
Permian Basin Projects 8,600 acres 15 Bcfe
(3 MMBOE)
30-35 wells planned to be drilled
or recompleted in 2007; eight
completed through June 2007
Illinois Shallow Oil
Drilling
30,000 acres 3 MMBOE 51 wells planned to be drilled or
recompleted in 2007; 10
completed through June 2007
Total 214,100 acres 143 MMBOE
1. Net Un-Risked Reserve Potential does not represent proven reserves

Acquisitions & Leasing 5% ($5 million YTD)
Illinois Shallow Oil Drilling 28%
New Albany Drilling 15%
Appalachian Shallow Gas Drilling 18%
Permian Projects 19%
ASP Project 15%

REX ENERGY

EXPECTED 2007 CAPITAL EXPENDITURES
EXPECTED 2007 CAPITAL EXPENDITURES
$40 - 45 million capital budget
$16 million incurred through June 2007
1
1. Represents acquisitions & leasing year to date. We do not attempt to budget for future acquisitions.

Significant Reserve Base with Stable Production
-
14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
-
Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
-
Lawrence Field ASP Flood Project in Illinois
-
New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
-
Natural gas drilling opportunities, including the Marcellus Shale, in the Appalachian Basin
-
Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
-
Nine active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
-
6% debt to market capitalization ratio with approximately $18 million in total debt
-
Cash flows able to fund significant portion of planned capital expenditures
-
$200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
-
Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
-
Technical team of geologists and engineers average over 20 years of experience
-
17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
-
Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

CORPORATION NASDAQ: REXX www.REXENERGY.com